Exhibit 10.4

Customer No.

Loan No.

RBC Centura	Pledge & Security Agreement (Non-Consumer)

THIS PLEDGE & SECURITY AGREEMENT (“Security Agreement”), entered into as of the effective date as stated in the Security Agreement Supplement & Information Schedule (“Information Schedule”) attached hereto, by the person identified in the Information Schedule as the Grantor (whether one or more, “Grantor”) to RBC CENTURA BANK, a North Carolina banking corporation (the secured party; referred to herein as “Bank”).

Grantor desires to secure the payment of the Obligations, together with Grantor’s covenants, agreements and obligations under this Security Agreement, by a grant of the security interests hereinafter described.

NOW, THEREFORE, in consideration of the premises and for the purposes aforesaid, and in further consideration of the sum of One Dollar ($1.00) paid to Grantor by Bank, receipt of which is hereby acknowledged, Grantor does hereby covenant and agree with Bank as set forth in the following Articles of this Security Agreement.

Article I. Definitions.

Section 1.1. Definitions. The terms defined in Attachment 2 to this Security Agreement shall have the meanings in this Security Agreement ascribed to such terms in Attachment 2. Unless otherwise defined in this Security Agreement, all other capitalized terms used in this Security Agreement and defined in any of the Loan Documents shall have the meanings given to those terms in such Loan Documents and if the terms are not defined in any of the Loan Documents, then, the terms shall have the meanings given to them in the UCC.

Section 1.2. Use and Application of Terms. To the end of achieving the full realization by Bank of its rights and remedies under this Security Agreement, including payment in full of the Obligations, in using and applying the various terms, provisions and conditions in this Security Agreement, the following shall apply: (a) the terms “hereby”, “hereof’, “herein”, “hereunder”, and any similar words, refer to this Agreement; (b) words in the masculine gender mean and include correlative words of the feminine and neuter genders and words importing the singular numbered meaning include the plural number, and vice versa; (c) words importing persons include firms, companies, associations, general partnerships, limited partnerships, limited liability partnerships, limited liability companies, limited liability limited partnership, trusts, business trusts, corporations and other legal organizations, including public and quasi-public bodies, as well as individuals; (d) the use of the terms “including” or “included in”, or the use of examples generally, are not intended to be limiting, but shall mean, without limitation, the examples provided and others that are not listed, whether similar or dissimilar; (e) the phrase “costs and expenses”, or variations thereof, shall include, without limitation, reasonable attorneys’ fees and fees of legal assistants, and reasonable fees of accountants, engineers, surveyors, appraisers and other professionals or experts – and all references to attorneys’ fees or fees of legal assistants, or fees of accountants, engineers, surveyors, appraisers or other professionals or experts shall mean reasonable fees; (f) as the context requires, the word “and” may have a joint meaning or a several meaning and the word “or” may have an inclusive meaning or an exclusive meaning; (g) the Loan Documents shall be applied and construed in harmony with each other to the end that Bank is ensured repayment of the Obligations and all other amounts owing hereunder, and this Security Agreement shall not be applied, interpreted and construed more strictly against a person because that person or that person’s attorney drafted this Security Agreement; (h) Bank does not intend to and shall not reserve, charge or collect interest, fees or charges hereunder in excess of the maximum rates or amounts permitted by applicable law and if any interest, fees or charges are reserved, charged or collected in excess of the maximum rates or amounts, it shall be construed as a mutual mistake, appropriate adjustments shall be made by Bank and to the extent paid, the excess shall be returned to the person making such a payment; and (i) if any party hereto is not an individual, when any action is required or permitted to be taken, it is intended that the same will be undertaken through duly authorized employees or representatives of such party, or a partner, member, manager, officer, executive or director, and any action taken by any of the foregoing persons shall be presumed authorized, absent a clear and convincing showing that the person relying on such action had actual knowledge that the person acting was exceeding his authority.

Article II. Security Interest.

Section 2.1. Grant of Security Interest. To secure (1) the payment of the Obligations, and all extensions, renewals, modifications, amendments, substitutions and replacements thereof and therefor, in whole or in part, (2) the payment of all other amounts, with interest thereon as provided herein and in the Obligations, which are and may be in the future (A) incurred by Bank, and incurred by other persons on behalf of Bank, in connection with collection and enforcement of the Obligations, (B) advanced or expended by Bank, and advanced or expended by other persons on behalf of Bank, in accordance with the Obligations and herewith to protect and preserve all of, any part of and any interest in the Collateral and the security of this Security Agreement and (C) advanced or expended by Bank, and advanced or expended by others on behalf of Bank, to protect or enforce the rights and remedies of Bank hereunder and under the Obligations, and (3) the performance by Grantor and the performance by persons other than Bank of the covenants and agreements contained herein and in the Obligations, Grantor hereby pledges and assigns to Bank and grants to Bank a continuing security interest in and lien upon the personal property and other property rights and property interests described in Attachment 1 to this Security Agreement, together with all estate, right, title and interest of Grantor therein and thereunder, and the proceeds, products and as-extracted collateral thereof and any replacements, substitutions, additions and accessions thereto, in all of the foregoing instances, both now existing and hereafter created, acquired and arising (collectively and severally, the “Collateral”).

Section 2.2. Demographic Information. Grantor certifies to Bank that the information contained in the Information Schedule relative to its name, address, chief executive office, places of business, jurisdiction of organization, location of the Collateral, trade names and identity of any real property to which some or all of the Collateral is affixed is true and accurate in all respects, agrees to promptly inform Bank in writing of any changes therein or any inaccuracies thereto and acknowledges (1) that Bank is relying upon the information being complete and accurate, and (2) that Bank is under no obligation to make an independent investigation with respect to the completeness and accuracy thereof and has not made an independent investigation regarding same.

Article III. Representations, Warranties & Covenants.

Section 3.1. Representations and Warranties. Grantor represents and warrants to Bank as follows, which representations and warranties shall be continuing representations and warranties:

(a) Grantor is the legal and beneficial owner of the Collateral, none of the Collateral contains and is otherwise subject to a restriction or limitation which prohibits or otherwise restricts Grantor from granting a security interest therein to Bank or any other person, and Grantor has the right, power and authority to grant to Bank the security interests created by this Security Agreement;

(b) no other person has any right, title, claim and interest by way of lien, Control Agreement, voting rights, voting trust and otherwise in, against and to the Collateral, except for PermittedEncumbrances; and

(c) Bank has or upon the attachment of Bank’s security interest created hereunder will have a first priority perfected security interest in all Collateral, subject only to the Permitted Encumbrances.

Section 3.2. Covenants and Agreements. Grantor covenants and agrees with Bank as follows:

(a) Grantor shall pay when due all amounts owing by it, and perform all other obligations required to be performed from time to time by it, under each and all of the Obligations, this Security Agreement and the other Loan Documents;

(b) Grantor (1) shall perform and shall cause other persons to perform all acts that may be necessary, in the opinion of Bank, to create, maintain, continue, preserve, protect and perfect the security interests and liens granted to Bank in the Collateral and the priority perfection of such liens as set forth in this Security Agreement, including, without limitation, (A) executing and delivering, and causing others to execute and deliver to Bank such agreements as Bank may request from time to time, (B) causing third persons to deliver possession of Collateral to Bank or Bank’s representatives if so instructed by Bank, and (C) placing a legend on and otherwise marking the Collateral (and parts thereof as may be identified by Bank) to indicate Bank has a security interest therein, such legend and marking to be in a form and content satisfactory to Bank, in its discretion, and (2) shall provide Bank with evidence of any necessary continuation of the perfection thereof 30 calendar days prior to any lapse in perfection;

(c) in the case of after-acquired Collateral, at the time Grantor acquires rights in the Collateral, none of the Collateral shall contain and otherwise be subject to a restriction and limitation which restricts, limits or prohibits the security interests and liens created hereby from automatically and immediately attaching thereto with first lien priority therein, as required hereunder;

(d) Grantor shall not, without 30 calendar days prior written notice to Bank, do any of the following: (1) change Grantor’s name, (2) change Grantor’s place of business or residence (or, if Grantor has more than one place of business or residence, its chief executive office or primary residence) and (3) other than temporary relocation in the normal and ordinary course of Grantor’s business, keep the Collateral at any location or locations other than those identified on the Information Schedule as the location or locations of the Collateral;

(e) Grantor shall use the Collateral principally within the States listed on the Information Schedule, and Grantor shall not affix the Collateral to other personal property (unless other provisions regarding the location or affixation of the Collateral are noted herein) and shall not affix the Collateral to any real property unless it is classified by Bank as Collateral to be affixed to real property and the requisite information is supplied relating to the real property and the record owner thereof;

(f) Grantor shall deliver promptly to Bank all Collateral that Bank deems necessary to possess, including originals of Collateral consisting of Instruments (to include Promissory Notes), Documents and Tangible Chattel Paper, and shall promptly deliver to Bank all information and documentation relating to any and all of the Collateral as Bank may from time to time request;

(g) Grantor shall appear in and defend, at its sole cost and expense and in a prompt and timely manner, any action and proceeding which may affect, either directly or indirectly, its title to or Bank’s interest in the Collateral;

(h) Bank and its representatives, from time to time, shall be entitled to inspect the Collateral and Grantor shall assist Bank and its representatives in making any such inspection and in connection with such inspections, Grantor shall permit unhindered access to and upon the locations where the Collateral is situated and permit inspection of such locations by Bank and Bank’s representatives;

(i) Grantor shall keep separate, accurate and complete books and records with respect to the Collateral and shall provide Bank, at Grantor’s cost and expense, with such books and records and such other reports and information relating to the Collateral and Grantor’s businesses related thereto as Bank may request from time to time, including, without limitation, financial and operating statements and reports – such statements to be in a form and certified in a manner satisfactory to Bank;

(j) without limiting (i) above but in addition thereto upon reasonable advance notice to Borrower by Bank unless an Event of Default has occurred and is continuing, Bank and its representatives, at Grantor’s cost and expense, from time to time and at locations designated by Bank, acting reasonably, shall be entitled to inspect any and all of the Collateral, Grantor’s books and records pertaining to the Collateral and Grantor’s businesses related thereto, and Grantor shall assist Bank and its representatives in making any such inspections and shall permit abstracts and photocopies of Grantor’s books and records to be taken and retained by Bank;

(k) Grantor shall not surrender possession of and shall not lose possession of (other than to Bank) any of the Collateral or any right, interest and estate in any of the Collateral, and Grantor shall not sell, pledge, encumber, hypothecate, grant a security interest in, lease, rent and otherwise dispose of or transfer any of the Collateral, or parts thereof, or any right, interest and estate in any of the Collateral, or parts thereof, except as expressly permitted in this Security Agreement, and notwithstanding any provision of this Security Agreement and any of the other Loan Documents, Grantor shall keep the Collateral free of all security interests and liens (to include mechanic’s, brokers’ and materialmen’s liens), except Permitted Encumbrances and the security interests created hereby and others in favor of Bank;

(l) Grantor shall not pledge, encumber, hypothecate and grant a security interest in any Collateral to any person other than Bank, unless otherwise specifically provided to the contrary herein or in a separate record executed by Bank;

(m) Grantor shall not impair and shall not permit other persons to impair the value of any of the Collateral and Grantor shall not commit any waste to the Collateral and shall not permit any waste to be committed against the Collateral, and Grantor will maintain, preserve and protect the Collateral and in connection therewith, will keep the Collateral which consists of tangible property in as good order, repair and condition as it is now, reasonable wear and tear excepted;

(n) Grantor shall fully and promptly perform all of its obligations under all contracts and agreements relating to the Collateral that may now exist and which may arise in the future with other persons and will maintain, preserve and protect any property that is not Collateral but is used in connection with the Collateral, supports the Collateral, services the Collateral and is otherwise necessary for the maintenance, preservation and protection of the Collateral and the full performance of Grantor’s obligations under this Security Agreement, including any software and other medium in which information relating to the Collateral is stored and maintained;

(o) upon the request of Bank and without delay, Grantor shall give to and deposit with Bank such additional property to secure the Obligations as Bank may request;

(p) Grantor shall not use and Grantor shall not permit any Collateral to be used for any illegal and improper purpose and in furtherance thereof, Grantor shall not use and permit any Collateral to be used in violation of (1) any provision of the Obligations, this Security Agreement and the other Loan Documents, (2) any Requirements of Law and contractual obligation, and (3) any policy of insurance covering the Collateral; and

(q) Grantor shall comply with all Requirements of Law applicable to Grantor which relate to the production, possession, operation, maintenance, ownership and control of the Collateral and Grantor will promptly notify Bank in writing of any notice received by Grantor respecting its failure to so comply.

Section 3.3. Additional Covenants and Agreements: Taxes, Insurance, Authorized Acts.

3.3.1. Payment of Taxes, etc. Grantor covenants and agrees that it will pay, when due, all taxes, assessments, levies and charges upon and against the Collateral, of every nature and character, which are now due and which may hereafter become due; and immediately deliver to Bank official receipts therefor.

3.3.2. Insurance. Grantor covenants and agrees that it will keep the Collateral, or so much thereof as Bank may direct from time to time, insured against loss, damage and such other hazards, events and circumstances as Bank may require, including business interruption, in amounts satisfactory to Bank, plus an amount sufficient to prevent any co-insurance liability of the owner of the Collateral and Bank, for the benefit of Bank, loss, if any, to be made payable in the policy or policies of insurance to Bank as its interest may appear, the loss payable clauses to be in such form as Bank may require. All insurance shall be in companies approved by Bank, the policies and renewals thereof shall, when issued, be immediately delivered to Bank to be held by it, and all insurance policies shall provide for at least 30 calendar days prior written notice of cancellation to Bank. Grantor will pay all premiums for such insurance when due and immediately deliver to Bank official receipts therefor. In the event of loss, Grantor will give immediate notice by mail to Bank, who may make proof of loss if not made promptly by Grantor. Each insurance company concerned is hereby authorized and directed to make payment of such loss directly to Bank, instead of to Grantor and Bank jointly. The proceeds of any insurance shall be Collateral and the proceeds of any insurance, and any part thereof, may be applied by Bank, at its option, either to the reduction of the Obligations hereby secured or in such other manner as Bank may elect – unless a Requirement of Law mandates otherwise.

3.3.3. Further Acts by Grantor. Without limiting any of Grantor’s covenants in this Security Agreement, but in addition thereto, Grantor shall, at the cost and expense of Grantor, do and undertake such further acts and execute, acknowledge and deliver such further security agreements, pledges, mortgages, assignments, notices of assignments, endorsements, statements, agreements, assurances and undertakings as Bank shall require, from time to time, (1) for the better assuring and confirming unto Bank its security interest in the Collateral and its rights hereby granted, and intended both now and hereafter so to be, and (2) carrying out the intention and facilitating the performance of the terms of this Security Agreement and for filing, registering and recording this Security Agreement or notice of same (eg.., Financing Statements, Control Agreements, securities filings), or for complying with all applicable Requirements of Law.

3.3.4. Authorized Actions by Bank. Grantor hereby irrevocably appoints Bank as its attorney-in-fact (coupled with an interest). Grantor agrees that Bank, in either or both its own name or as “attorney-in-fact for Grantor” and without prior notice to and prior demand on Grantor, may perform (but Bank shall not be obligated to and shall incur no liability to Grantor and any third party for failure to do so) any act which Grantor is obligated by this Security Agreement to perform, any act which Grantor might exercise with respect to the Collateral and any other acts which the Bank deems appropriate to perfect and continue the security interests in, and to protect and preserve the Collateral, including, without limitation, (1) the right to collect by legal proceedings and otherwise, and endorse, receive and receipt for, all dividends, interest, payments, proceeds and other sums and property now payable or which may hereafter become payable on and on account of the Collateral, (2) the right to enter into any extension, reorganization, deposit, merger, consolidation and other agreement pertaining to, and deposit, surrender, accept, hold and apply other property in exchange for, the Collateral, (3) the right to take possession of, insure, process, preserve and enforce rights with respect to the Collateral, (4) the right to make any compromise and settlement, and take any action it deems advisable, with respect to the Collateral, (5) the right to pay any Indebtedness of Grantor relating to the Collateral, including payment of taxes, assessments, levies and charges against the Collateral, and the official receipts therefor shall be conclusive evidence of payment, the amount due and validity thereof, (6) the right to maintain insurance on the Collateral, to make repairs and otherwise to restore the Collateral, to provide security guards and systems to protect the Collateral and to intervene in any condemnation, foreclosure and other proceedings and disputes affecting the Collateral, and (7) the right to file such Financing Statements as may be necessary to protect, in Bank’s opinion, Bank’s security interests and liens in the Collateral and, to the extent Bank deems necessary or appropriate, to make public in Financing Statements and other public filings such information regarding Grantor as Bank deems necessary or appropriate, including, without limitation, federal tax identification numbers, social security numbers and other identifying information. Notwithstanding the foregoing, except with respect to executing, delivering and filing Financing Statements, Control Agreements and other similar writings and records, and as otherwise provided in this Security Agreement, Bank agrees to refrain from exercising such power to act as Grantor’s attorney-in-fact or in its own name as to the matters listed above in this Section 3.3.4. prior to the occurrence of an Event of Default, or the occurrence of an event which, with the giving of notice or a lapse of time, or both, would become an Event of Default hereunder, unless Bank reasonably deems immediate action to be necessitated because of emergency conditions, such as conditions which threaten the loss or diminution of Collateral or the loss of protections afforded the Collateral (e.g., insurance coverage). Grantor agrees to reimburse Bank upon demand for any costs and expenses Bank may incur while acting as Grantor’s attorney-in-fact under this Security Agreement and otherwise under this Security Agreement for and on behalf of Grantor and on Bank’s own account in preserving or protecting Bank’s rights and interests hereunder, all of which costs and expenses, together with interest thereon at the Contract Rate from the date incurred by Bank, shall be and the same are included in the Obligations and secured by this Security Agreement. Grantor agrees that such care as Bank gives to the safekeeping of its own property of like kind shall constitute reasonable care of the Collateral when in Bank’s possession; provided, however, that Bank shall not be required to make any presentment, demand and protest, the Bank shall not be required to give any notice and the Bank need not take any action to preserve any rights against any prior party and any other person in connection with the Obligations and with respect to the Collateral. No action of Bank taken while acting as Grantor’s attorney-in-fact or in its own name and stead under this Security Agreement shall be considered a waiver of any right accruing to Bank on account of the occurrence of any Event of Default.

3.3.5. Appointment of a Receiver. Bank shall have the absolute and unconditional right to apply for and to obtain the appointment of a receiver or similar official for all and any part of the Collateral, and any interest therein, to, among other things, both manage and sell the same, and any part thereof, and to collect and apply the proceeds therefrom to the payment of the Obligations and any other amounts secured by this Security Agreement, such proceeds to be applied in the order provided for application of payments in Section 4.2.3. In the event of such application for the appointment of a receiver or other similar official, Grantor consents in advance to the appointment of such receiver or similar official and agrees that such receiver or similar official may be appointed (1) without notice to Grantor, (2) without regard to the adequacy of any security for the Obligations secured hereby, and (3) without regard to the solvency of Grantor and without regard to the solvency of any other person who is now liable and may in the future become liable for the payment of the Obligations and liable for the payment of any other obligations of Grantor hereunder. All costs and expenses related to the appointment of a receiver or other similar official hereunder shall be the responsibility of Grantor, but if paid by Bank, Grantor hereby agrees to pay to Bank, on demand, all such costs and expenses, together with interest thereon from the date of payment at the Contract Rate. All sums so paid by Bank, and the interest thereon, shall be an Indebtedness owing by Grantor to Bank, included in the Obligations and secured by this Security Agreement.

3.3.6. Additional Covenants Relating to Collateral. Grantor agrees to the additional covenants, agreements and conditions set forth in Attachment 3, if any, and represents, warrants and covenants to abide by, perform and otherwise fully discharge and carry out as and when so required each and every one of said covenants, agreements and conditions.

Article IV. Default and Remedies.

Section 4.1. Events of Default. The occurrence of any one or more of the following events shall constitute an “Event of Default” hereunder:

(a) The occurrence of an event of default or other default condition under any or all of the Obligations;

(b) Grantor’s breach of any of the terms, conditions or covenants contained in this Security Agreement or the occurrence of some other default under this Security Agreement which breach is not cured within thirty (30) days of Grantor’s receipt of written notice thereof from the Bank;

(c) the actual or threatened demolition, injury or waste to the Collateral, or any part thereof, which, in the sole opinion of Bank, may impair its value, or the actual or threatened decline in value of the Collateral or any part thereof or interest therein;

(d) the Collateral, or any part thereof or interest therein, is attached, seized, subjected to a writ or distress warrant, or is levied upon, or comes into the possession of any trustee, receiver or person acting in a similar capacity and such attachment, seizure, writ or distress warrant or levy has not been removed, discharged or rescinded within 10 calendar days, or if Grantor is enjoined, restrained or in any way prevented by court order from continuing to conduct all or any material part of its business affairs, or if a judgment or other claim becomes a lien or encumbrance upon all or any part of the Collateral or any interest therein, or if a notice of lien, levy or assessment is filed of record with respect to the Collateral, or any part thereof or interest therein, by any person, and the same is not paid within 10 calendar days after Grantor receives notice thereof, provided that none of the foregoing shall constitute an Event of Default where such action or event is stayed or an adequate bond has been posted pending a good faith contest by Grantor;

(e) (i) Borrower shall (A) voluntarily dissolve, liquidate or terminate operations or apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of such person or of all or of a substantial part of its assets, (B) admit in writing its inability, or be generally unable, to pay its debts as the debts become due, (C) make a general assignment for the benefit of its creditors, (D) commence a voluntary case under the federal Bankruptcy Code (as now or hereafter in effect), (E) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts, (F) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under Bankruptcy Code, or (G) take any corporate action for the purpose of effecting any of the foregoing; or (ii) an involuntary petition or complaint shall be filed against Borrower seeking bankruptcy relief or reorganization or the appointment of a receiver, custodian, trustee, intervenor or liquidator of Borrower, of all or substantially all of its assets, and such petition or compliant shall not have been dismissed within sixty (60) days of the filing thereof; or an order, order for relief, judgment or decree shall be entered by any court of competent jurisdiction or other competent authority approving or ordering any of the foregoing actions;

(f) Grantor’s default under the terms of any instrument or other agreement to which this Security Agreement is subordinate or which is subordinate to this Security Agreement, or the execution or foreclosure on, or the giving of any notice relative to the execution or foreclosure on any security interest in or lien upon all or any of the Collateral, or any interest therein, to which the security interest and lien of this Security Agreement is subordinate or which is subordinate to the security interest and lien of this Security Agreement;

(g) default by Grantor, or any other person obligated thereon (other than Bank), in keeping, performing or observing any term, covenant, agreement or condition of any commitment letter upon which all or any portion of any of the Obligations was predicated, or the default by Grantor, or any other person obligated thereunder, under any other Loan Document executed or delivered by or on behalf of Grantor, or such other person, to or in favor of Bank in connection with any of the Obligations;

(h) any past, present or future false statement, misrepresentation or withholding of facts by Grantor, or any other person obligated on any of the Obligations, to or from Bank in connection with any of the Obligations or this Security Agreement, including, without limitation, any false statement, misrepresentation or withholding of facts relative to the Collateral or in any loan application or other document provided by Grantor or such other person to Bank or its representatives, or in any presentation made by Grantor or such other person to Bank or its representatives, as to any matter relied upon by Bank in evaluating whether to extend financing to Grantor or such other person;

(i) default by Grantor, or any other person obligated on any of the Obligations, under any Indebtedness or other obligation that is not included within the term “Obligations”, now owing or hereafter arising and owing by Grantor or such other person to Bank, or if Grantor is an organization and not an individual, default by any subsidiary of Grantor under any indebtedness or other obligation now owing or hereafter arising and owing by any such subsidiary to Bank regardless of whether such subsidiary is or may in the future be obligated on any of the Obligations; or

(j) a determination by Bank that the prospect of payment or performance by Grantor, or any other person obligated on any of the Obligations, under all or any of the Obligations is insecure or that a material adverse change in the financial condition of Grantor or such other person has occurred since the effective date of this Security Agreement.

Section 4.2. Rights and Remedies. Upon the occurrence of an Event of Default under Section 4.1. or any other event defined in this Security Agreement as an “Event of Default”, or the occurrence of an event which, with the giving of notice or a lapse of time, or both, would become an Event of Default hereunder, Bank shall have the rights and remedies set forth in Sections 4.2.1. through 4.2.3., in addition to its other rights and remedies set forth in this Security Agreement and the other Loan Documents.

4.2.1. Accelerate Obligations. Bank shall have the right, at its option, to declare all amounts payable under the Obligations to be immediately due and payable, whereupon the same shall become immediately due and payable, regardless of the maturity date thereof; and, if there is more than one Obligation secured by this Security Agreement, Bank may, at its option, accelerate and declare immediately due and payable all of the Obligations – as provided aforesaid, or Bank may from time to time and at any number of times accelerate and declare immediately due and payable any one or more of the Obligations as Bank in its discretion elects to accelerate. Also, Bank shall have the right, at its option, to declare due and payable any of and all of the other indebtedness and obligations owing under this Security Agreement that are not already due hereunder.

4.2.2. UCC Remedies. Bank shall have all of the rights and remedies provided in the UCC and all of the rights and remedies otherwise provided at law and in equity, and may, without limiting and waiving in any way the foregoing, exercise any one or more of the following rights and remedies: (a) foreclose and otherwise enforce Bank’s security interests in any and all of the Collateral in any manner permitted by applicable Requirements of Law, this Security Agreement and any of the other Loan Documents; (b) sell and otherwise dispose of any and all Collateral at one or more public sales and at one or more private sales, whether or not such Collateral is present at the place of sale, for cash or credit, on such terms and in such manner as Bank may determine; (c) require Grantor to assemble the Collateral and make it available to Bank at a place to be designated by Bank; (d) enter onto any land and other property where any Collateral is located and take possession of such Collateral with or without judicial process; and (e) prior to the disposition of the Collateral, store, process, repair or recondition any Collateral consisting of Goods, or otherwise prepare or preserve Collateral for disposition in any manner and to the extent Bank deems appropriate.

In furtherance of Bank’s rights and remedies hereunder, Grantor hereby grants to Bank an irrevocable, non-exclusive license (exercisable without royalty or other payment by Bank) to use, license and sublicense any patent, trademark, trade name, copyright, software and other intellectual property in which Grantor now has any right, title and interest and any property in which it may in the future have any right, title and interest, together with the right of access to all tangible and electronic media in which any of the foregoing may be recorded or stored. Grantor hereby agrees: (a) that ten (10) calendar days notice of any intended sale and disposition of any Collateral is commercially reasonable; (b) that a shorter period of notice will be commercially reasonable if Bank, in its opinion, deems it necessary to move more expeditiously with disposition of the Collateral and any part thereof; and (c) that the foregoing shall not require a notice if no notice is required under the UCC.

4.2.3. Proceeds of Sale. The proceeds of any sale of, and other realization upon, all and any part of the Collateral pursuant to Section 4.2.2. shall be applied by Bank in the following order of priorities, unless Bank determines in its sole discretion to apply payments in a different order or applicable Requirements of Law require a different application of payments: first, to payment of the costs and expenses of such sale and other realization, and all expenses, liabilities and advances incurred and made by Bank in connection therewith, and any other unreimbursed costs and expenses for which Bank is to be reimbursed pursuant to this Security Agreement and the other Loan Documents; second, to the payment of unpaid principal of the Obligations; third, to the payment of accrued but unpaid interest on the Obligations; fourth, to the payment of all other amounts owing and outstanding by Grantor, and any other person obligated on any of the Obligations, under the Obligations, this Security Agreement, the other Loan Documents and otherwise to Bank as provided herein and therein, until all the foregoing shall have been paid in full; and finally, to payment to Grantor and its successors and assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

4.2.4. Discontinuance of Proceedings; Position of Parties Restored. If Bank shall have proceeded to enforce any right and remedy under this Security Agreement by foreclosure, entry and otherwise and such proceedings shall have been discontinued or abandoned for any reason, or such proceedings shall have resulted in a final determination adverse to Bank, then and in every such case Grantor and Bank shall be restored to their former positions and rights hereunder, and all rights, powers and remedies of Bank shall continue as if no such proceedings had occurred or had been taken.

Article V. Third Party Grantors.

Section 5.1. Third Party Grantors. Any Grantor who executes this Security Agreement, but is not a party to or obligated on any of the Indebtedness included in the Obligations is executing this Security Agreement to grant a security interest in Grantor’s interest in the Collateral under the terms of this Security Agreement and, except as otherwise provided in this Security Agreement with respect to obligations of Grantor under this Security Agreement, is not personally obligated to pay the sums secured by this Security Agreement over and above the value of the Collateral and the loss Grantor will incur from a foreclosure thereon or from delivery of a deed-in-lieu of foreclosure.

Article VI. Miscellaneous.

Section 6.1. Incorporation of Exhibits and Recitals; Customer and Loan Numbers. All exhibits, schedules, addenda and other attachments to this Security Agreement are by this reference incorporated herein and made a part hereof as if fully set forth in the body of this Security Agreement. The recitals set forth in this Security Agreement are also a part of this Security Agreement. The Customer and Loan Numbers, if any, stated in this Security Agreement are for Bank’s internal business use and reference only and do not and shall not limit the scope and extent of Bank’s security interest or the Indebtedness secured hereby. The captions herein are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this Security Agreement nor the intent of any provision hereof.

Section 6.2. Maintenance of Records by Bank. Bank is authorized to maintain, store and otherwise retain this Security Agreement in its original, inscribed tangible form or a record thereof in an electronic medium or other non-tangible medium which permits such record to be retrieved in a perceivable form; and that a record of this Security Agreement in a non-tangible medium which is retrievable in a perceivable form shall be the agreement of Grantor to the same extent as if this Security Agreement was in its original, inscribed tangible medium and such a record shall be binding on and enforceable against Grantor notwithstanding the same is in a non-tangible form and notwithstanding the signatures of the signatories hereof are electronic, typed, printed, computer generated, facsimiles or other reproductions, representations or forms.

Section 6.3. Credit Investigations; Sharing of Information; Control Agreements. Bank is irrevocably authorized by Grantor to make or have made such credit investigations as it deems appropriate to evaluate Grantor’s credit, personal and financial standing and employment, and Grantor authorizes Bank to share with consumer reporting agencies and creditors its experiences with Grantor and other information in Bank’s possession relative to Grantor. Bank shall not have any obligation or responsibility to do any of the following: (a) protect or preserve the Collateral against the rights of third persons having an interest therein; (b) provide information to third persons relative to Bank’s security interest in the Collateral, this Security Agreement and otherwise with respect to Grantor; (c) subordinate its security interest in the Collateral to the interests of any third persons; and (d) enter into Control Agreements relative to the Collateral.

Section 6.4. No Deductions for Taxes or Withholdings; Documentary Taxes. All payments made by Grantor under this Security Agreement shall be made by Grantor free and clear of and without deduction for any and all present and future taxes, levies, charges, deductions and withholdings. In addition, to the extent not prohibited by law and notwithstanding who is liable for payment of the taxes and fees, Grantor shall pay upon demand any intangible tax, documentary tax, stamp tax or other taxes, levies and charges of any jurisdiction with respect to the execution, delivery, registration, performance and enforcement of this Security Agreement. Upon request by Bank, Grantor shall furnish evidence satisfactory to Bank that all requisite authorizations and approvals by, and notices to and filings with, governmental authorities and regulatory bodies have been obtained and made and that all requisite taxes, levies and charges have been paid.

Section 6.5. Marshalling of Assets. Grantor hereby waives, to the extent permitted by law, the benefit of all homestead, appraisal, valuation, stay, extension, reinstatement and redemption laws which are now in force and which may arise in the future and be in force, and all rights of marshalling in the event of any sale hereunder of the Collateral and any part or any interest therein. Further, Grantor hereby expressly waives on behalf of Grantor, and on behalf of each and every person acquiring any interest in and title to the Collateral subsequent to the effective date of this Security Agreement and on behalf of all other persons to the extent permitted by law, any and all rights of redemption from sale under any order or decree of foreclosure of this Security Agreement.

Section 6.6. Waiver of Statutory Rights. Grantor waives any right to require Bank to bring any action against any other person and to require that resort be had to any security and to any balances of any deposit or other accounts on the books of Bank in favor of any other person; and, without limiting the foregoing, but in furtherance thereof, Grantor waives any rights Grantor otherwise might have or may have in the future under the statutory provisions identified in the Information Schedule (by referencing this Section), and any other laws that require or may require Bank to recover against some other person, or to realize upon any security which Bank holds for the Obligations. Grantor also waives any and all right of subrogation, contribution, reimbursement and indemnity whatsoever and any right of recourse to and with respect to the assets and property of any person that is or may be security for the Obligations.

Section 6.7. Jury; Venue; Jurisdiction. This Security Agreement shall be deemed to have been executed and delivered in the jurisdiction listed on the Information Schedule as the jurisdiction whose laws govern this Security Agreement, regardless of where the signatories may be located at the time of execution, and this Security Agreement and the other Loan Documents shall be governed by and construed in accordance with the substantive laws of such jurisdiction, excluding, however, the conflict of law and choice of law provisions thereof. Notwithstanding the foregoing, to the extent any of the Collateral is located in another jurisdiction or other jurisdictions, the laws of the jurisdictions in which the Collateral is located shall govern with respect to Bank’s and Grantor’s rights in and to Collateral located in such other jurisdictions and Bank’s remedies relative thereto. Grantor: (a) to the extent permitted by law, waives any right to a trial by jury in any action arising from or related to this Security Agreement; (b) irrevocably submits to the jurisdiction of either (1) the state courts of the jurisdiction identified above in this Section, or the state courts of any jurisdiction in which any of the Collateral is or may be located, if different, or (2) a United States District Court for any federal district in any such jurisdictions over any action or proceeding arising from or related to this Security Agreement or any of the other Loan Documents; and (c) irrevocably waives, to the fullest extent Grantor may effectively do so, the defense of improper venue or an inconvenient forum to the maintenance of any such action or proceeding. Nothing in this Section shall affect or impair Bank’s right to serve legal process in any manner permitted by law or Bank’s right to bring any action or proceeding against Grantor or Grantor’s property in the courts of any other jurisdiction.

Section 6.8. Cumulative Rights, etc. The rights, powers and remedies of Bank under this Security Agreement shall be in addition to all rights, powers and remedies given to Bank by virtue of any applicable laws and regulations, the other Loan Documents and any other agreement, all of which rights, powers and remedies shall be cumulative and may be exercised by Bank from time to time and at any number of times successively, concurrently and alternatively without impairing Bank’s rights under this Security Agreement.

Section 6.9. No Waiver; No Course of Dealing; No Invalidity. Bank, at any time or times, may grant extensions of time for payment and other indulgences and accommodations to any person obligated on any of the Obligations, and permit the renewal, amendment and modification thereof, and substitution and replacement therefor, and permit the substitution, exchange and release of any property securing any of the Obligations and may add and release any person primarily or secondarily liable on any of the Obligations, all without releasing Grantor from any of its liabilities and obligations under this Security Agreement and without Bank waiving any of its rights and remedies under this Security Agreement, or otherwise. No delay and forbearance by Bank in exercising any and all of its rights and remedies hereunder and rights and remedies otherwise afforded by law and in equity shall operate as a waiver thereof or preclude the exercise thereof during the continuance of any Event of Default as set forth herein or in the event of any subsequent Event of Default hereunder. Also, no act or inaction of Bank under this Security Agreement shall be deemed to constitute or establish a “course of performance or dealing” that would require Bank to so act or refrain from acting in any particular manner at a later time under similar and dissimilar circumstances. Wherever possible each provision of this Security Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Security Agreement shall be prohibited or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Security Agreement.

Section 6.10. No Oral Change. Subject to the exercise by Bank of its rights and remedies as set forth in this Security Agreement and without limiting any of such rights and remedies, this Security Agreement may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Grantor or Bank, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

Section 6.11. Payment of Expenses. Without limiting any other provision of this Security Agreement relating to Grantor’s payment of costs and expenses incurred by and on behalf of Bank, but in addition thereto, Grantor shall pay to Bank on demand any and all costs and expenses incurred or paid by Bank and incurred or paid on behalf of Bank in doing any one or more of protecting its interest in the Collateral, collecting any amount payable hereunder and secured hereby and in enforcing its rights hereunder with respect to the Collateral (including commencing any foreclosure action and prosecuting or defending any legal proceeding and equitable proceeding), together with interest thereon at the Contract Rate from the date paid or incurred by Bank and paid or incurred on behalf of Bank until such costs and expenses are paid by Grantor. All sums so paid and expended by Bank, and the interest thereon, shall be included in the Obligations and be secured by the security interest and lien of this Security Agreement.

Section 6.12. Relationship of Parties; Successors and Assigns. The Bank has no fiduciary, trust, guardian, representative, partnership, joint venturer and other similar relationship to and with Grantor and no such relationship shall be drawn and implied from this Security Agreement or any of Bank’s actions or inactions hereunder and with respect hereto – and, Bank has no obligation to Grantor and any other person relative to administration of any of the Obligations and the Collateral, and any part or parts thereof. The covenants, terms and conditions herein contained shall bind, and the benefits and powers shall inure to, the respective heirs, executors, administrators, successors and assigns of the parties hereto, as well as any persons who become bound hereto as a debtor; but, with the exception of the sale of Inventory in the ordinary and regular course of business, nothing herein contained shall be deemed a consent to the sale, lease, demise, further encumbrance (including, without limitation, by way of pledge agreement, security agreement, declaration of trust, assignment, mortgage, security deed, deed to secure debt or deed of trust), transfer and other disposition by Grantor, either directly or indirectly, of all or any part of the Collateral, or any interest, right and estate in either or both, without Bank’s prior written consent, which may be withheld in Bank’s sole discretion. If two or more persons and entities have joined as Grantor, each of the persons and entities shall be jointly and severally obligated to perform the conditions and covenants herein contained. The term “Bank” shall include any payee of the Obligations hereby secured and any transferee and assignee thereof, whether by operation of law or otherwise, and Bank may transfer, assign and negotiate all and any of the Obligations secured by this Security Agreement from time to time without the consent of Grantor and without notice to Grantor, and any transferee and assignee of Bank, and any transferee and assignee of another may do the same without Grantor’s consent and without notice to Grantor. Grantor waives and will not assert against any transferee and assignee of Bank any claims, defenses, set-offs and rights of recoupment which Grantor could assert against Bank, except defenses which Grantor cannot waive.

Section 6.13. Notices. All notices, certificates, requests for information and other communications hereunder shall be deemed given when mailed by registered or certified mail, postage prepaid, return receipt requested, addressed to the addresses set forth in this Security Agreement. Grantor and Bank may, by written notice given hereunder, designate a different address where communications should be sent and Bank may direct, by notice to Grantor, for communications to be sent electronically or in some other non-tangible medium.

Section 6.14. Cancellation of Security Agreement. If at any time during the period of this Security Agreement there are no Obligations outstanding (whether owed by Grantor to Bank or some other person to Bank), no obligation of Bank to make any further advances to Grantor and no obligation of Bank to make any further advances to any other person in connection with any of the Obligations and otherwise, which advances would or could be secured by this Security Agreement, and all obligations and other sums due and owing under this Security Agreement and the other Loan Documents by either Grantor or some other person – or both, have been paid and satisfied in full, Bank will, upon written request of Grantor and at Grantor’s costs and expense, execute and deliver to Grantor a reconveyance or satisfaction of this Security Agreement.

(Signatures Begin on the Next Page, Followed by Information Schedule, Attachments, Etc.)

The undersigned has executed this Security Agreement as of the effective date set forth in the Information Schedule.

Computer Software Innovations, Inc.		Witness:

By:	/s/ Nancy K. Hedrick	/s/ H. Gilbert Sanders, III
Print Name:	Nancy K. Hedrick	Print Name:	H. Gilbert Sanders, III
Title:	Chief Executive Officer

Security Agreement Supplement

& Information Schedule

Subject		Information
Customer Number:

Loan Number:

Effective Date of Security Agreement		Date: March 14, 2005

Grantor:	Full Legal Name:	Computer Software Innovations, Inc.
	Street Address:	1661 East Main Street, Suite A
P.O. Box:
	City:	Easley
	State:	South Carolina
	Zip Code:	29642

	Type of Organization:	Corporation
	State of Organization:	Delaware
	Identification No. (Tax or SS#):	98-0216911

	Chief Executive Office:	1661 East Main Street, Suite A Easley, S.C. 29642

	Contact Person:	Nancy K. Hedrick
	Telephone Number:	864-855-3900
	Facsimile Number:	864-855-1429
	Email Address:	nhedrick@csi-plus.com

Bank:	Full Name:	RBC Centura Bank
Street Address:
	P.O. Box:	2000 Wade Hampton Boulevard
	City:	Greenville
	State:	South Carolina
	Zip Code:	29615

	Contact Person:	Charles Arndt
	Telephone Number:	(864) 609-4951
Facsimile Number:
Email Address:

Obligations:		In this Security Agreement the term “Obligations” shall mean, and this Security Agreement secures payment and performance of,

among other indebtedness and obligations as provided herein, that certain Commercial Promissory Note from Borrower to Bank in the principal amount of $3,000,000.00, dated of even date herewith, and extensions, renewals, modifications and amendments thereof, and substitutions and replacements therefor, in whole or in part.

Collateral:	Type (see Attachment 1 for more particular description):	☐	Non-Consumer Goods
		☒	Accounts
		☒	General Intangibles
		☒	Instruments, Chattel Paper or Documents
		☐	Farm Products
		☐	Investment Property and Financial Assets
		☐	Deposit Accounts (Interest Rate Reduction of **%)
		☐	Letters of Credit or Letter of Credit Rights
		☒	All Personal Property
		☒	Other

	Location of Collateral (List all locations – City, County, State and Address):	1.	1661 East Main Street Suite A Easley, S.C. 29642

	Location of Books and Records (List all locations – City, County, State and Address):	1.	1661 East Main Street Suite A Easley, S.C. 29642
Permitted Encumbrances:		1.	None

Jurisdiction whose Laws Govern Security Agreement		State: South Carolina

Grantor’s Acknowledgment:		By:	/s/ Nancy K. Hedrick

		Title:	Chief Executive Officer

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Attachment 1

to

Security Agreement

(Description Of Collateral)

All Assets. All accounts, as-extracted collateral, cash proceeds, chattel paper, commercial tort claims, deposit accounts, documents, equipment, farm products, fixtures, financial assets, general intangibles, goods, instruments, inventory, investment property, letter of credit rights, letters of credit, money, non-cash proceeds, proceeds, intellectual property, software, supporting obligations and other personal property, both now existing and hereafter existing, acquired and arising, owned by Borrower and in which Borrower has any property rights and benefits, of whatsoever kind and description, wheresoever located and inclusive of property in Borrower’s constructive possession and control, property in the Borrower’s actual possession and control and property in the possession and control of a third person for and on behalf of Borrower; and, without limiting the foregoing but in furtherance thereof, the following now existing and hereafter acquired and arising property and property rights and benefits, together with all replacements, substitutions, additions, accessions, products and proceeds thereof and of anything described herein:

Accounts. All accounts (as such term is defined in Article 9 of the Uniform Commercial Code in effect from time to time in the State of South Carolina) owned by the Borrower and all accounts in which the Borrower has any rights (including, without limitation, rights to grant a security interest in accounts owned by other persons), both now existing and hereafter owned, acquired and arising; and, to the extent not included in the term accounts as so defined after ascribing a broad meaning thereto, all accounts receivable, health-care-insurance receivables, credit and charge card receivables, bills, acceptances, documents, choses in action, chattel paper (both tangible and electronic), promissory notes and other instruments, deposit accounts, license fees payable for use of software, commercial tort claims, letter of credit rights and letters of credit, rights to payment for money or funds advanced or sold other than through use of a credit card, lottery winnings, rights to payment with respect to investment property, general intangibles and other forms of obligations and rights to payment of any nature, now owing to the Borrower and hereafter arising and owing to the Borrower, together with (i) the proceeds of all of the accounts and other property and property rights described hereinabove, including all of the proceeds of Borrower’s rights with respect to any of its goods and services represented thereby, whether delivered or returned by customers, and all rights as an unpaid vendor and lienor, including rights of stoppage in transit and of recovering possession by any proceedings, including replevin and reclamation, and (ii) all customer lists, books and records, ledgers, account cards, and other records including those stored on computer or electronic media, whether now in existence or hereafter created, relating to any of the foregoing.

General Intangibles. All general intangibles (as such term is defined in Article 9 of the Uniform Commercial Code in effect from time to time in the State of South Carolina) of the Borrower, whether now existing or hereafter owned, acquired or arising, or in which the Borrower now has or hereafter acquires any rights, and, to the extent not included in the term general intangibles as so defined after ascribing a broad meaning thereto, all now existing and hereafter acquired things in action, payment intangibles, rights to payment of loan funds not evidenced by chattel paper or an instrument, contract rights, causes of action, business records, inventions, designs, patents, patent applications, software, trademarks, trademark registrations and applications therefor, goodwill, trade names, trade secrets, trade processes, copyrights, copyright registrations and applications therefor, licenses, permits, franchises, customer lists, computer programs, all claims under guaranties and other supporting obligations, tax refund claims, claims under letters-of-credit and all letter-of-credit rights, rights and claims against carriers and shippers, leases, claims under insurance policies, condemnation proceeds, all rights to indemnification and all other intangible personal property of every kind and nature, together with the proceeds of all of the general intangibles and other property and property rights described hereinabove and (ii) all customer lists, books and records, ledgers, account cards, and other records including those stored on computer or electronic media, whether now in existence or hereafter created, relating to any of the foregoing.

Equipment. All equipment (as such term is defined in Article 9 of the Uniform Commercial Code in effect from time to time in the State of South Carolina) of the Borrower, whether now existing or hereafter owned, acquired or arising, or in which the Borrower now has or hereafter acquires any rights, including, without limitation, equipment now in Borrower’s possession and control, equipment in transit, equipment in storage and equipment hereafter acquired by way of replacement, substitution, addition or otherwise, and, to the extent not included in the term equipment as so defined after ascribing a broad meaning thereto, all now existing and hereafter acquired furniture, furnishings, fixtures (including, without limitation, those located at, upon or about, or attached to, the real estate described herein), machinery, parts, supplies, apparatus, appliances, patterns, molds, dies, blueprints, fittings and computer systems and related hardware and software of every description, together with (i) the proceeds and products of all of the equipment and other property and property rights described hereinabove, including, without limitation, insurance proceeds and condemnation proceeds, (ii) all books and records, abstracts of title, leases and all other contracts and agreements relating thereto or used in connection therewith and (iii) all customer lists, books and records, ledgers, account cards, and other records including those stored on computer or electronic media, whether now in existence or hereafter created, relating to any of the foregoing.

Inventory, Etc. All inventory (as such term is defined in Article 9 of the Uniform Commercial Code in effect from time to time in the State of South Carolina) owned by the Grantor and all inventory in which the Grantor has any rights (including, without limitation, rights to grant a security interest in inventory owned by other persons), both now existing and hereafter owned, acquired and arising, including, without limitation, inventory in transit, inventory in the constructive possession and control of Grantor, inventory in the actual possession and control of Grantor and inventory held by others for Grantor’s account; and, to the extent not included in the term inventory as so defined after ascribing a broad meaning thereto, all now existing and hereafter acquired goods manufactured or acquired for sale or lease, and any piece goods, raw materials, as extracted collateral, work in process and finished merchandise, component materials, and all supplies, goods, incidentals, office supplies, packaging materials and any and all items used or consumed in the operation of the business of Grantor or which may contribute to the finished product or to the sale, promotion and shipment thereof by Grantor and by others on the account of Grantor, together with (i) the proceeds and products of all of the inventory and other property and property rights described hereinabove, (ii) all additions and accessions thereto and replacements and substitutions therefor, (iii) all documents related thereto and (iv) all customer lists, books and records, ledgers, account cards, and other records including those stored on computer or electronic media, whether now in existence or hereafter created, relating to any of the foregoing.

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Attachment 2

to

Security Agreement

(Additional Representations, Warranties & Covenants)

Some of the Collateral consists of Inventory, Accounts, Instruments, Chattel Paper, Documents and other property which is a Receivable or the proceeds of which are Receivables and the following additional representations, covenants and conditions shall apply to this Security Agreement:

1. Sale of Inventory. So long as an Event of Default has not occurred hereunder, or the occurrence of an event which, with the giving of notice or a lapse of time, or both, would become an Event of Default hereunder, and subject to the terms and conditions set forth in the other Loan Documents and compliance with any operating, inventory and financial covenants set forth herein and therein, if any, Grantor shall have the right, in the ordinary and regular course of business and only in the ordinary and regular course of business, to process and sell Grantor’s Inventory. Bank’s security interest hereunder shall attach to all proceeds of all sales and other dispositions of Grantor’s Inventory. Grantor agrees that it will not permit any return of Inventory, the sale of which gave rise to any Receivable, except in the ordinary and regular course of business.

2. Validity and Enforceability of Receivables. Grantor represents and warrants to Bank that the Collateral that consists of Receivables, inclusive of those now owned and those hereafter acquired, are all bona fide existing obligations, valid and enforceable against the account debtor or other persons obligated to Grantor, and none of them are subject to any dispute, defense and offset, except as set forth on the Information Schedule or supplements thereto. Grantor will promptly notify Bank of any Receivable with respect to which the foregoing is untrue. Grantor shall include in all Receivables which Grantor hereinafter acquires a binding and enforceable agreement to the effect that the account debtor or other person obligated to Grantor under any of the Receivables waives and agrees not to assert against any assignee thereof claims and defenses, rights of offset and rights of recoupment such account debtor or other person may have against Grantor. Subject to the terms and conditions of this Security Agreement and the other Loan Documents, including, without limitation, the requirement that Grantor comply with all Requirements of Law, Grantor shall collect, enforce and receive delivery of any of the Collateral consisting of Receivables in accordance with its past practices as the same have been described and represented to Bank until otherwise notified by Bank, at which time Grantor shall promptly comply with Bank’s directions.

3. Books and Records with Respect to Receivables. Without limiting the other provisions of this Security Agreement with respect to books and records, but in addition thereto, Grantor shall at all times keep accurate and complete records of Grantor’s Inventory and Receivables and will, upon request, furnish to Bank a schedule, in form and substance satisfactory to Bank, describing such Inventory and Receivables as Bank may require. Grantor will furnish to Bank copies of contracts and invoices applicable thereto, together with satisfactory evidence of the shipment and receipt of any property covered thereby and the performance of any services and obligations covered thereby as Bank may require. Bank, and any of its representatives, shall have the right to call at Grantor’s place or places of business at intervals to be determined by Bank and without hindrance or delay, to inspect Grantor’s Inventory and to inspect, audit, check and make extracts from the books, records, journals, orders, receipts, correspondence and other data relating to Grantor’s Inventory, Receivables and any other transaction between the parties hereto.

4. Federal and State Receivables. If any of the Grantor’s Receivables arise out of agreements with the United States or any State, or any department, agency or instrumentality of either, Grantor will immediately notify Bank in writing and execute any Instruments, agreements, documents and statements and take any steps required by Bank in order that all monies and other proceeds due and to become due under such agreements shall be assigned to Bank, and notice thereof given to the government (federal or State and any department, agency or instrumentality of either) under the Federal Assignment of Claims Act or any other Requirement of Law.

5. Delivery of Evidence of Receivables. If any of Grantor’s Receivables should be evidenced by trade acceptances, Instruments, Chattel Paper, Documents and other written evidences for the payment of money or performance of an obligation, or shall be in an electronic or other intangible medium, Grantor, unless otherwise directed by Bank, will deliver same to Bank, within five (5) calendar days after receipt, appropriately endorsed to

Bank’s order and, regardless of the form of such endorsement, Grantor hereby waives presentment, demand, notice of dishonor, protest and notice of protest and all other notices with respect thereto. Bank shall not be bound to take any steps necessary to preserve any right of Grantor against any prior parties to such Collateral, all of which Grantor hereby assumes and agrees to so do.

6. Collection of Receivables.

6.1 Notification and Collection. Bank is authorized and empowered at any time in its sole discretion to do and cause to be done any one or more of the following: (a) to require Grantor to notify, or itself to notify, either in its own name or in the name of Grantor any and all of the account debtors and any other person obligated to Grantor, that Grantor’s Receivables have been assigned to Bank and to request in its name, in the name of Grantor and in the name of a third person, as it elects, confirmation from any such account debtor and other person of the amount payable and any other matter stated therein or relating thereto; (b) to demand, collect and compromise for any and all sums which are now due and any and all sums which may hereafter arise and become due and owing upon any of said Receivables and upon any other obligation to Grantor; (c) to enforce payment of any Receivable and any other obligation of any person to Grantor either in its own name or in the name of Grantor; and (d) to endorse in the name of Grantor and to collect any Instrument and other medium of payment, whether tangible or electronic, tendered or received in payment of the Receivables that constitute Collateral and any other obligation to Grantor. But, Bank under no circumstances shall be under any duty to act in regard to any of the foregoing matters. Without limiting the provisions of Section 3.3.4., but in addition thereto, Grantor hereby appoints Bank and any representative of Bank as Bank may from time to time designate, as attorneys-in-fact for Grantor, to sign and endorse in the name of Grantor, to give notices in the name of Grantor and to perform all other actions necessary and desirable in the reasonable discretion of Bank to effect these provisions and carry out the intent hereof. Grantor hereby ratifies and approves all acts of such attorneys-in-fact and neither Bank nor any other such attorneys-in-fact will be liable for any acts of commission or omission nor for any error of judgement or mistake of fact or law, unless such acts of commission or omission, or other errors constitute gross negligence or willful misconduct. The foregoing power, being coupled with an interest, is irrevocable so long as any Receivable pledged and assigned to Bank remains unpaid and this Security Agreement is in force. The costs and expenses of such collection and enforcement shall be borne solely by Grantor, whether the same are incurred by or on behalf of Bank or Grantor, and if paid or incurred by Bank the same shall be an Indebtedness owing by Grantor to Bank, payable on demand with interest at the Contract Rate, included in the Obligations and secured by this Security Agreement. Grantor hereby irrevocably authorizes and consents to all account debtors and other persons communicating with Bank, and its representatives, with respect to Grantor’s property, business and affairs and to all of the foregoing persons acting upon and in accordance with Bank’s, and its representative’s, instructions, directions and demands, including, without limitation, Bank’s request or demand to pay or deliver money and other property to Bank or Bank’s representative, all without liability to Grantor for so doing.

6.2 Special Deposit Account. At the request of Bank, Grantor will forthwith upon receipt of all checks, drafts, cash and other tangible or electronic remittances in payment or on account of Grantor’s Receivables, deposit the same in a special bank account maintained with Bank or its representative, over which either or both Bank and its representative, as determined by Bank, has the sole power of withdrawal and will designate with each such deposit the particular Receivable upon which the remittance was made. The funds in said account shall be held by Bank as security for the Obligations and Grantor grants to Bank a security interest therein. The proceeds shall be deposited in precisely the form received except for the endorsement of Grantor where necessary to permit collection of items, which endorsement Grantor agrees to make, and which Bank and its representative are also hereby authorized to make on Grantor’s behalf. Pending such deposit, Grantor agrees that it will not commingle any such checks, drafts, cash and other remittances with any of Grantor’s funds and property, but will hold them separate and apart therefrom and upon an express trust for Bank until deposit thereof is made in the special account. Bank may at anytime and from time to time, in its sole discretion, apply any part of the credit balance in the special account to the payment of all and any of the Obligations, whether or not the same be due, and to payment of any other obligations owing to Bank under and on account of this Security Agreement and any of the other Loan Documents. Upon the full and final payment or satisfaction of all of the Obligations and the other obligations as aforesaid in accordance with their respective terms, Bank will pay over to the Grantor any excess Funds received by it from Grantor, whether received by it as a deposit in the special account or received by it as a direct payment on any of the Obligations.

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